Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2021

Company Name	Domicile or State of Incorporation
Acme Brick Company	Delaware
Acme Building Brands, Inc.	Delaware
Affordable Housing Partners, Inc.	Delaware
Albecca Inc.	Georgia
AltaLink, L.P.	Canada
American Dairy Queen Corporation	Delaware
AmGUARD Insurance Company	Pennsylvania
Ben Bridge Corporation	Washington
Ben Bridge Jeweler, Inc.	Washington
Benjamin Moore & Co.	New Jersey
Benjamin Moore & Co., Limited	Canada
Benson Industries, Inc.	Oregon
Berkshire Hathaway Assurance Corporation	New York
Berkshire Hathaway Automotive Inc.	Delaware
Berkshire Hathaway Credit Corporation	Nebraska
Berkshire Hathaway Direct Insurance Company	Nebraska
Berkshire Hathaway Energy Company	Iowa
Berkshire Hathaway European Insurance Designated Activity Company	Ireland
Berkshire Hathaway Finance Corporation	Delaware
Berkshire Hathaway Homestate Insurance Company	Nebraska
Berkshire Hathaway International Insurance Limited	United Kingdom
Berkshire Hathaway Life Insurance Company of Nebraska	Nebraska
Berkshire Hathaway Specialty Insurance Company	Nebraska
Berkshire Production Supply LLC	Michigan
BH Columbia Inc.	Nebraska
BH Credit LLC	Delaware
BH Finance LLC	Nebraska
BH Media Group, Inc.	Delaware
BH Shoe Holdings, Inc.	Delaware
BHA Real Estate Holdings, LLC	Delaware
BHE Canada Holdings Corporation	Canada
BHE GT&S, LLC	Delaware
BHE Pipeline Group, LLC	Delaware
BHE Renewables, LLC	Delaware
BHE U.S. Transmission, LLC	Delaware
BH-IMC Holdings B.V.	Netherlands
BHSF, Inc.	Delaware
BNSF Railway Company	Delaware
Boat America Corporation	Virginia
Borsheim Jewelry Company, Inc.	Nebraska
Brooks Sports, Inc.	Washington
Burlington Northern Santa Fe, LLC	Delaware
Business Wire, Inc.	Delaware
Cannon-Muskegon Corporation	Michigan
Central States Indemnity Co. of Omaha	Nebraska
Central States of Omaha Companies, Inc.	Nebraska
Cerro Flow Products LLC	Delaware
Cerro Wire LLC	Delaware

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2021

Company Name	Domicile or State of Incorporation
Charter Brokerage Holdings Corp.	Delaware
Charter Brokerage Holdings, LLC	Delaware
Charter Brokerage LLC	New York
Chemtool Incorporated	Delaware
Chore-Time Brock Holding B.V.	Netherlands
Clayton Homes, Inc.	Delaware
Clayton Properties Group II, Inc.	Colorado
Clayton Properties Group, Inc.	Tennessee
CMH Capital, Inc.	Delaware
CMH Homes, Inc.	Tennessee
CMH Manufacturing, Inc.	Tennessee
Colson Medical, LLC	Delaware
Columbia Insurance Company	Nebraska
CORT Business Services Corporation	Delaware
Cove Point LNG, LP	Maryland
CTB, Inc.	Indiana
CTB International Corp.	Indiana
Cypress Insurance Company	California
Detlev Louis Motorrad-Vertriebs GmbH	Austria
Detlev Louis Motorrad-Vertriebsgesellschaft GmbH	Germany
Duracell (China) Limited	China
Duracell Batteries BVBA	Belgium
Duracell International Operations Sàrl	Switzerland
Duracell Manufacturing LLC	Delaware
Duracell U.S. Holding LLC	Delaware
Duracell U.S. Operations, Inc.	Delaware
Eastern Energy Gas Holdings, LLC	Virginia
Eastern MLP Holding Company II, LLC	Virginia
Ecowater Systems LLC	Delaware
Empire Distributors of North Carolina, Inc.	Georgia
Empire Distributors of Tennessee, Inc.	Tennessee
Empire Distributors, Inc.	Georgia
EXSIF Worldwide, Inc.	Delaware
Faraday Underwriting Limited	United Kingdom
FlightSafety International Inc.	New York
FlightSafety Defense Corporation	Delaware
FOL International Unlimited Company	Ireland
Forest River Manufacturing, LLC	Indiana
Forest River, Inc.	Indiana
Freedom Warehouse Corp.	Nevada
Freo Group Pty Ltd	Australia
Fruit of the Loom, Inc.	Delaware
Garan, Incorporated	Delaware
Garan Manufacturing Corp.	Delaware
GEICO Advantage Insurance Company	Nebraska
GEICO Casualty Company	Nebraska
GEICO Choice Insurance Company	Nebraska
GEICO Corporation	Delaware
GEICO County Mutual Insurance Company	Texas

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2021

Company Name	Domicile or State of Incorporation
GEICO General Insurance Company	Nebraska
GEICO Indemnity Company	Nebraska
GEICO Insurance Agency, LLC	Maryland
GEICO Secure Insurance Company	Nebraska
GEICO Texas County Mutual Insurance Company	Texas
Gen Re Intermediaries Corporation	New York
General Re Corporation	Delaware
General Re Life Corporation	Connecticut
General Reinsurance Africa Ltd.	South Africa
General Reinsurance AG	Germany
General Reinsurance Australia Ltd	Australia
General Reinsurance Corporation	Delaware
General Reinsurance Life Australia Ltd.	Australia
General Star Indemnity Company	Delaware
General Star National Insurance Company	Delaware
Genesis Insurance Company	Delaware
Global Cranes Pty Ltd	Australia
Government Employees Insurance Company	Nebraska
GRD Holdings Corporation	Delaware
H. H. Brown Shoe Company, Inc.	Delaware
Helzberg’s Diamond Shops, LLC	Missouri
Henley Holdings, LLC	Delaware
Homemakers Plaza, Inc.	Iowa
HomeServices of America, Inc.	Delaware
IMC (Germany) Holdings GmbH	Germany
IMC International Metalworking Companies B.V.	Netherlands
Ingersoll Cutting Tool Company	Delaware
Ingersoll Werkzeuge GmbH	Germany
International Dairy Queen, Inc.	Delaware
Iscar Ltd.	Israel
ITTI Group USA Holdings, Inc.	Delaware
Johns Manville	Delaware
Johns Manville Canada, Inc.	Canada
Johns Manville Corporation	Delaware
Johns Manville GmbH	Germany
Johns Manville Slovakia, a.s.	Slovakia
Jordan’s Furniture, Inc.	Massachusetts
Justin Brands, Inc.	Delaware
Kahn Ventures, Inc.	Georgia
L. A. Darling Company LLC	Delaware
Larson-Juhl US LLC	Georgia
LeachGarner, Inc.	Delaware
Lipotec, S.A.	Spain
LiquidPower Specialty Products Inc.	Delaware
Lubrizol Additive (Zhuhai) Co., Ltd.	China
Lubrizol Advanced Materials Europe BVBA	Belgium
Lubrizol Advanced Materials India Private Limited	India
Lubrizol Advanced Materials International, LLC	Delaware
Lubrizol Advanced Materials, Inc.	Delaware

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2021

Company Name	Domicile or State of Incorporation
Lubrizol de Mexico Comercial S. de R.L. de C.V.	Mexico
Lubrizol Deutschland GmbH	Germany
Lubrizol do Brasil Aditivos, Ltda.	Brazil
Lubrizol Europe Coordination Center BV	Belgium
Lubrizol France SAS	France
Lubrizol Holdings France SAS	France
Lubrizol Holdings Netherlands B.V.	Netherlands
Lubrizol India Private Limited	India
Lubrizol International, Inc.	Delaware
Lubrizol Japan Limited	Japan
Lubrizol Korea, Inc.	Korea
Lubrizol Luxembourg S.a.r.l.	Luxembourg
Lubrizol Overseas Trading Corporation	Delaware
Lubrizol Southeast Asia (Pte.) Ltd.	Singapore
Lubrizol Specialty Chemicals Manufacturing (Shanghai) Co., Ltd.	China
Marmon Beverage Technologies, Inc.	Delaware
Marmon Crane Services, Inc.	Delaware
Marmon Distribution Services, Inc.	Delaware
Marmon Energy Services Company	Delaware
Marmon Engineered Components Company	Delaware
Marmon Food, Beverage & Water Technologies Company LLC	Delaware
Marmon Highway Technologies LLC	Delaware
Marmon Holdings, Inc.	Delaware
Marmon Retail & Highway Technologies Company LLC	Delaware
Marmon Retail Technologies Company	Delaware
Marmon Transportation Services LLC	Delaware
Marmon Tubing, Fittings & Wire Products, Inc.	Delaware
Marmon Water, Inc.	Delaware
Marmon Wire & Cable, Inc.	Delaware
McLane Company, Inc.	Texas
McLane Foodservice Distribution, Inc.	North Carolina
McLane Foodservice, Inc.	Texas
McLane Suneast, Inc.	Texas
MedPro Group Inc	Indiana
Meyn America, LLC	Georgia
Meyn Food Processing Technology B.V.	Netherlands
Meyn Holding B.V.	Netherlands
Meyn, LLC	Georgia
MHC Inc.	Iowa
MidAmerican Energy Company	Iowa
MidAmerican Funding, LLC	Iowa
Mindware Corporation	Minnesota
MiTek Inc.	Missouri
MiTek Industries, Inc.	Delaware
MLMIC Insurance Company	New York
Mount Vernon Fire Insurance Company	Nebraska
Mouser Electronics, Inc.	Delaware
MPP Co., Inc.	Kansas
National Fire & Marine Insurance Company	Nebraska

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2021

Company Name	Domicile or State of Incorporation
National Indemnity Company	Nebraska
National Indemnity Company of Mid-America	Iowa
National Indemnity Company of the South	Iowa
National Liability & Fire Insurance Company	Connecticut
Nebraska Furniture Mart, Inc.	Nebraska
Nederlandse Reassurantie Groep N.V.	Netherlands
NetJets Aviation, Inc.	Delaware
NetJets Inc.	Delaware
NetJets Sales, Inc.	Delaware
Nevada Power Company	Nevada
NFM of Kansas, Inc.	Kansas
Northern Powergrid Holdings Company	United Kingdom
NV Energy, Inc.	Nevada
NVE Holdings, LLC	Delaware
Oak River Insurance Company	Nebraska
Old United Casualty Company	Kansas
Oriental Trading Company, Inc.	Delaware
OTC Brands, Inc.	Delaware
OTC Worldwide Holdings, Inc.	Delaware
PacifiCorp	Oregon
PCC Airfoils LLC	Ohio
PCC Structurals, Inc.	Oregon
PPW Holdings LLC	Delaware
Precision Castparts Corp.	Oregon
Princeton Insurance Company	New Jersey
Procor Limited	Canada
Procrane Holdings, Inc.	Delaware
Procrane Inc.	Canada
R. C. Willey Home Furnishings	Utah
Railsplitter Holdings Corporation	Delaware
Redwood Fire and Casualty Insurance Company	Nebraska
Richline Group, Inc.	Delaware
Rio Grande, Inc.	New Mexico
RSCC Wire & Cable LLC	Delaware
Russell Brands, LLC	Delaware
Scott Fetzer Company	Delaware
Scott Fetzer Financial Group, Inc.	Delaware
See’s Candies, Inc.	California
See’s Candy Shops, Inc.	California
Shaw Contract Flooring Services, Inc.	Georgia
Shaw Industries Group, Inc.	Georgia
Shaw Industries, Inc.	Georgia
Sierra Pacific Power Company	Nevada
Smilemakers, Inc	South Carolina
Söfft Shoe Company, LLC	Delaware
SPS International Investment Company	Delaware
SPS Technologies, LLC	Pennsylvania
Star Furniture Company, LLC	Texas
Sterling Crane LLC	Delaware

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2021

Company Name	Domicile or State of Incorporation
TaeguTec Ltd.	Korea
The Duracell Company	Delaware
The Fechheimer Brothers Company	Delaware
The Lubrizol Corporation	Ohio
The Marmon Group of Canada Ltd.	Canada
The Medical Protective Company	Indiana
The Pampered Chef, Ltd.	Illinois
Titanium Metals Corporation	Delaware
TTI, Inc.	Delaware
Tungaloy Corporation	Japan
TXFM Inc.	Texas
U.S. Investment Corporation	Pennsylvania
U.S. Underwriters Insurance Company	North Dakota
Union Tank Car Company	Delaware
Union Underwear Company, Inc.	Delaware
United States Liability Insurance Company	Nebraska
UTLX Company	Delaware
Vanderbilt Mortgage and Finance, Inc.	Tennessee
Vanity Fair Brands, LP	Delaware
Vesta Intermediate Funding, Inc.	Delaware
Warwick International Group Limited	United Kingdom
Webb Wheel Products, Inc.	Delaware
Wellfleet Insurance Company	Indiana
Wellfleet New York Insurance Company	New York
Wells Lamont LLC	Delaware
WestGUARD Insurance Company	Pennsylvania
World Book/Scott Fetzer Company, Inc.	Nebraska
Worldwide Containers, Inc.	Delaware
WPLG, Inc.	Delaware
Wyman-Gordon Company	Massachusetts
XTRA Companies, Inc.	Delaware
XTRA Corporation	Delaware
XTRA Finance Corporation	Delaware
XTRA Lease LLC	Delaware
XTRA LLC	Maine
Yorkshire Electricity Group plc.	United Kingdom
Yorkshire Power Group Limited	United Kingdom
21st Mortgage Corporation	Delaware

(1)

Each of the named subsidiaries is not necessarily a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X, and Berkshire has several additional subsidiaries not named above. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” at the end of the year covered by this report.